Corporate Presentation March 2022 Exhibit 99.2

Any historical or projected financial information contained in this presentation are not intended to be indicative of future financial results. The events and circumstances reflected in these forward-looking statements, may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Undue reliance should not be placed on the forward-looking statements. Moreover we operate in a dynamic industry and economy. New risk factors could emerge from time to time, and it is not possible for our management to predict all uncertainties that the Company may face. Non-GAAP Measures To supplement our financial results determined by U.S. generally accepted accounting principles (“GAAP”), we have included certain non-GAAP information for our business, including EBITDA, as adjusted. We believe this non-GAAP financial measure is helpful in understanding our business as it is useful to investors in allowing for greater transparency of supplemental information used by management. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Please see the “Reconciliation of GAAP to Non-GAAP Financial Measures” at the end of this presentation for a reconciliation of non-GAAP adjusted EBITDA to its most directly comparable GAAP measure. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to the Company’s growth drivers and expected levels of our organic growth; synergies and value creation potential created by our acquisition of IRISYS, LLC (“IRISYS”) (the “Acquisition”); the impact of our investment in development and commercial initiatives; financial guidance, including timing of revenues and EBITDA from the Acquisition; our ability to manage costs and to achieve our financial goals; our ability to operate under increased leverage and associated lending covenants; our ability to pay our debt under our credit agreement and to maintain relationships with CDMO commercial partners and develop additional commercial and development partnerships. The words "anticipate", "believe", "could", "estimate", “upcoming”, "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. The forward-looking statements in this presentation are only predictions. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations, and the forward-looking statements contained herein could ultimately prove to be incorrect. Factors that could cause our actual outcomes to differ materially from those expressed in or underlying these forward-looking statements include the ability to successfully integrate IRISYS with the Company (including achievement of synergies and cost reductions), the ongoing economic and social consequences of the COVID-19 pandemic, including any adverse impact on customer ordering patterns or inventory rebalancing or disruption in raw materials or supply chain; demand for our services, which depends in part on customers’ research and development and the clinical plans and market success of their products; customers' changing inventory requirements and manufacturing plans; customers’ and prospective customers’ decisions to move forward with our manufacturing services; the average profitability, or mix, of the products we manufacture; our ability to enhance existing or introduce new services in a timely manner; fluctuations in the costs, availability, and suitability of the components of the products we manufacture, including active pharmaceutical ingredients, excipients, purchased components and raw materials, or our customers facing increasing or new competition. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business or the business of IRISYS and future results presented herein along with those risks and uncertainties discussed in our filings with the Securities and Exchange Commission (the “SEC”) at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Forward Looking Statements

Recro is a Leading CDMO with a Wide Array of Dosage Form Capabilities DEA-regulated and high potency compounds Regulatory guidance and support from concept through commercial Flexible-scale clinical and commercial manufacturing and packaging Simple to complex formulation approaches Modified Release (MR) technology Phase-appropriate analytical approaches LIPOSOMES AND NANO/ MICRO-PARTICLES PELLET/POWDER/LIQUID FILLED CAPSULES ORAL LIQUIDS TABLETS OPHTHALMIC DROPPERS STERILE INJECTABLES TOPICALS Manufacturing Development 3

Investment Highlights Re-Organized Company Poised for Growth and Diversification Success in Robust Market State-of-the-Art, Newly Upgraded Facilities, Available Capacity 30+ Years of Successful Commercial Manufacturing for Multiple Global Customers Solid Base of Development and Commercial Customers Highly Experienced Management Team and Talented Workforce to Drive Future Growth Strong Regulatory Track Record Spanning Multiple Countries and Agencies NDA Ownership and Profit-Sharing Structure for Certain Drug Assets End-to-End Capabilities with Unique Expertise Solving a Wide Array of Complex Dosage Formulation & Development Challenges 4

14 Multiple Powerful Industry Tailwinds in the CDMO Market Drug Candidates by Therapeutic Compound Total % Outsourced(2) 28.8% 29.6% 30.4% 31.3% 32.2% 33.7% 35.7% Continued outsourced penetration as biotech and pharma sponsors recognize the value of CDMO services 6.6% 6.4% 6.1% 8.1% 2015-2021 CAGR Large and Growing CDMO Market(1) Source: William Blair Equity Research. Drug product outsourced market. Source: QuintilesIMS / IQVIA Recro market focus is ~50% of total CDMO market Development Phase Small Oligos Large ADCs Others Total Phase 1 1,458 66 1,076 47 459 3,106 Phase 2 1,560 83 1,057 29 496 3,225 Phase 3 506 21 355 6 114 1,002 Registration 203 4 119 -- 70 396 Launched 2,114 12 1,182 6 550 3,864 Total 5,841 186 3,789 88 1,689 11,593 5

Summary: Elements of 1-3 Year Strategic Plan Market Segmentation & Corporate Identity Differentiated Sales Strategies Geographical Advantage Improved Brand and identity Capabilities Optimization & Expansion Existing Capabilities Organizational Structure Expanded Capabilities Client Experience & Trust Client Experience Trusted, Phase Appropriate Quality System Regulatory Advantage Employee Experience & Culture Inspiring Culture Supportive Environment Employee Branding Financial Strength Debt Reduction / Restructure Cash Management Investor Relations The Company’s Strategic Plan is broken into five categories, each with three sub-categories:

Legacy oral solid dose products including those with profit sharing economics (e.g. Verapamil, Ritalin). Commercial OSD CDMO. Novel, innovator-developed small molecule products of multiple dosage forms. Early Development CDMO. Tech transfer and Second Source opportunities, which generally could be: 1) Branded, commercial oral solid dose products being on-shored to the US or for which Recro can serve as a second source provider. 2) Oral solid dose late life cycle and generic products which can be manufactured profitably due to their complexity or volumes and/or occupy currently idle capacity. Legacy Products. Legacy Products Early Development CDMO. Commercial OSD CDMO Market Segmentation Differentiated Sales Strategies: Deploy unique sales and marketing strategies based on each market segment we are serving: 7

A Leading CDMO with Fully-Integrated Solutions for Wide Array of Drug Products

RECRO

Ability to Take Advanced Dosage Forms from Early Development to Commercialization

Formulation Development → Optimization → CTM Manufacture → Scale-Up → Regulatory Filing → PPQ → Product Launch → Commercial Supply

Development Expertise

Manufacturing Expertise

Quality Assurance

Capabilities Overview

Formulation Development

- ✓ Formulation services support the development of a range of pharma products for a wide array of advanced dosage forms (at a development scale)
- ✓ Expertise in complex formulations including extended release, high potency, and other complex formulation, often resulting in IP generation
- ✓ Reformulation capabilities
- ✓ Physical characterization and excipient compatibility
- ✓ Conduct feasibility studies, identify critical variables and inefficiencies, and optimize process

Analytical Methods Development

- ✓ Diverse analytical services designed to assess quality
- ✓ Best-in-class facilities house full range of analytical equipment and testing
- ✓ Analytical testing:
  - Raw material, WIP, and finished product testing
  - ICH stability
  - Method development / validation
  - Microbial testing
- ✓ Analytical equipment:
  - Chromatography
  - Spectroscopy
  - Stability chambers

Pharmaceutical Manufacturing

- ✓ Capable of serving clients from small, early-phase batches to clinical and commercial production
- ✓ Structured tech transfer services
- ✓ Key technologies:
  - Milling
  - Blending
  - Compression
  - Spray granulation
  - Rotary granulation
  - Particle / bead coating
  - Encapsulation
  - Liquids, ophthalmics
  - Lyophilization
  - Sterile fill & finish

Regulatory Support

- ✓ Extensive experience across all steps of drug approval (e.g., IND, DMF, NDA)
- ✓ Strong regulatory support services, including handling communications with the FDA on behalf of sponsor companies and consultation and guidance for client FDA meetings and responses
- ✓ Utilizes industry best practices including standardized reports for eCTD submission and pharmacovigilance reporting support

Pharma Packaging and Logistics

- ✓ Contract packaging and logistics to maintain safety and integrity of products
- ✓ Commercial-scale, single-line packaging operations:
  - Annual maximum capacity of 2.5M bottles per shift
  - Able to package round or square bottles 40cc – 500cc and up to 500 units/bottle
- ✓ Smaller-scale packaging, labeling and kitting options suited for clinical trial materials and development packaging needs
- ✓ Primary and secondary packaging, DSCSA-compliant serialization services, and timely shipping

"Start with Recro, Stay with Recro"

8

Enhanced Capabilities - Recro + IRISYS

RECRO

- Commercial scale capsules (multiparticulate & powder)
- Controlled substances
- High potency compounds
- Tablets (single- and bi-layer; IR and MR)
- Fluid bed Granulation
- Coating/Layering (tablet and multiparticulate)
- Packaging and labeling: development and clinical (bottles and blisters); commercial (bottles)

+

- Pre-IND development to commercial manufacturing, and packaging
- Non-sterile small molecule
- Capsules (multiparticulate & powder)
- Tablets (single-layer; IR and MR)
- Roller compaction/high-shear granulation
- Analytical development and QC
- Stability (25°C/60%RH, 30°C/65%RH, 40°C/75%RH)

IRISYS

- Sterile small molecule fill & finish
- Lyophilization
- Capsules (liquid-fill)
- Liquids, semisolids, and microparticles
- Bottles, pre-filled syringes, ophthalmic droppers
- Microbiology lab
- Stability (2-8°C, -20°C, -80°C)

9

RECRO

Expanded Base of Commercial Customers

Recro Commercial Customers

- Strong commercial customer base stabilizes business and minimizes fluctuations in revenues
  - Long-term relationships (20+ years) with key commercial partners and fully contracted through 2023 at the earliest, 2025 at the far end
- Commercial customer forecasts (generally 12-to-24-month projections) with binding PO's typically for first three months, provides demand visibility and helps optimize supply chain execution

Lannett

- Verapamil PM/Verelan™ SR/PM
- Recro owns NDA and DMF
- Branded & authorized generic sustained release capsules
- Complex formulation and manufacturing – proprietary know-how
- Exclusive sole supplier
- Mature relatively stable/flat[1] single player market

NOVARTIS / SANDOZ A Novartis Division

- Ritalin LA ™/Focalin XR
- Recro owns DMF
- Branded & authorized generic sustained release capsules – sold US/OUS
- Complex formulation and manufacturing
- Exclusive sole supplier
- Mature market dominated by Novartis/Sandoz[1]
- Regulatory & tech transfer risk and cost given Recro quality track record and lifecycle of product teva

- Verapamil SR
- Recro owns NDA and DMF
- Authorized generic sustained release capsules, including an exclusive dosage form
- Complex formulation and manufacturing–proprietary 'know-how'
- Exclusive sole supplier
- Mature relatively stable/flat[1] two player market – Teva maintains ~50% market share

ADVANZ PHARMA


Donnatal® Elixir
Donnatal®

- Donnatal® Elixir and Tablets
- Exclusive sole supplier, 5yr agreement through beginning of 2025
- 4 API's and multi-step manufacturing process
- Annual minimum purchase requirements

CVS pharmacy


SCOT-TUSSIN
SCOT-TUSSIN

- Scot-Tussin® Cough/Cold Liquids
- Recro owns trademark and formulations
- Sold in over 7,000 CVS stores nationwide

(1) Excludes impact of COVID-19 on market dynamics.

End-to-end solutions for customers from early-stage development to scaled commercial production

10

Exclusive Long-term Sole-supplier Commercial Relationships => Solid Foundation to Recro’s Business Five-year contract extension to December 2023. Six-year contract extension through 2024. Three-year contract extension through 2024. Ritalin LA® Extended-release ADHD treatment owned & marketed by Novartis(1) Focalin XR® Extended-release ADHD treatment owned & marketed by Novartis(1) Verapamil / Verelan CV/high blood pressure treatments owned by Recro & marketed by Teva(2) and Lannett(3) Recro owns certain NDAs and related Authorized Generic Licenses and receives profit-sharing revenue from certain product sales in addition to manufacturing revenue Elevated profitability with late lifecycle products 11

Signed New Business Overview (1) Size of Icon Represents 2022 Revenue Value Pre/Early Development Phase 1 Phase 2 Phase 3/ Registration Tech Transfer Bubble Size: $0.1 – $0.25 – .2 $0.4 - $0.5 - .4 $0.6 - .5 $0.75 -.6 $1.0 - .8 $1.25 - 1 $1.5 – 1.2 $1.75 – 1.4 $2.0 -1.6 3 OSD 4 OSD 1 Sterile 1 OSD 3 OSD 1 OSD 1 OSD 1 OSD 9 Sterile 1 Sterile 1 ADF 6 ADF 2 ADF 1 ADF 1 OSD 1 OSD 1 OSD 1 OSD 2 OSD 1 OSD 1 Sterile 1 ADF 1 ADF 5 OSD 1 ADF 2 Sterile Color Key Shape Key Gainesville, GA Sterile Injectable Oral Solid Done (OSD) Other Dosage Form (ADF) San Diego, CA Commercial Supply Clinical Phase Near Commercial 15% 37% 15% 16% 17% % of Portfolio Value Represents new business projects which are signed as of December 2021 1 OSD 1 Sterile 1 Sterile 1 OSD

Good Line of Sight to 2022 Development Revenue 13 Good line of sight to 2022 Development Revenue 60% of 2021 Backlog Earned in 2022 2022 Revenue Go-Get $24M $24M - $28M 40% 2023+ 60% 2022 FY 2020 FY 2021 Sales Funnel Written Proposals w/ Customer Value: $25.8M Value: $4.1M Value: $10.6M Value: $17.4M Value: $26.9M Value: $59.4M Signed

Sales by Product Life Cycle – 2018 Revenue Size of Icon Represents 2018 Revenue Value $1 million >$15 million $0.5 million Teva Novartis Clinical Bubble Size: $.1 – 0.05 $.25 - .1 $.5 - .15 $.75 - .2 $1 - .25 $2 - .5 $17 – 0.8 Color Key Shape Key Gainesville, GA Oral Solid Done (OSD) Near Commercial Commercial Mature Commercial Supply Lannett Pernix For illustrative purposes only, information presented is not risk and probability adjusted, and the actual growth of the product may vary significantly. The graph does not assume new customer additions or clinical attrition. The information provided is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results will be materially different from actual results.

Sales by Product Life Cycle – 2022 Est. Revenue (1) Size of Icon Represents 2022 Revenue Value $1 million >$15 million $0.5 million Not Risk Adj for Clinical Attrition Lannett Teva Novartis Advanz 4 P1 3 Pre-Clin 5 P1 2 Reg 6 P1 9 P1 Clinical 2 P2 Bubble Size: $.1 – 0.05 $.25 - .1 $.5 - .15 $.75 - .2 $1 - .25 $2 - .5 $17 – 0.8 Color Key Shape Key Gainesville, GA Sterile Injectable Oral Solid Done (OSD) Other Dosage Form (ADF) San Diego, CA Near Commercial Commercial Mature Commercial Supply Represents new business projects which are signed as of December 2021 2 P2 For illustrative purposes only, information presented is not risk and probability adjusted, and the actual growth of the product may vary significantly. The graph does not assume new customer additions or clinical attrition. The information provided is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results will be materially different from actual results.

Sales by Product Life Cycle – 2025 Est. Revenue (1) Size of Icon Represents 2022 Revenue Value $1 million >$15 million $0.5 million Not Risk Adj for Clinical Attrition Teva Novartis Advanz 4 P2 3 P1 5 P2 6 P1 9 P1 Clinical 2 P3 Bubble Size: $.1 – 0.05 $.25 - .1 $.5 - .15 $.75 - .2 $1 - .25 $2 - .35 $3 - $4 $5 - .5 $6 $7 $8 $9 $10 $17 – 0.8 Color Key Shape Key Gainesville, GA Sterile Injectable Oral Solid Done (OSD) Other Dosage Form (ADF) San Diego, CA Near Commercial Commercial Mature Commercial Supply 2 P3 Lannett Represents new business projects which are signed as of December 2021 For illustrative purposes only, information presented is not risk and probability adjusted, and the actual growth of the product may vary significantly. The graph does not assume new customer additions or clinical attrition. The information provided is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results will be materially different from actual results.

Revenue Trend by Type Recro As Reported Revenue Recro plus full year IriSys for ‘20 & ‘21 147% ~100%-135% 2%-5% 3% 2%-5% 5% Because commercial revenue is approximately 70% of total revenue, to achieve mid to high single digit growth rates, our development revenue is growing at a much higher rate. 93%:7% 84%:16% 70%:30% 81%:19% 78%:22% 70%:30% Comm. Rev $ to Dev Rev $ 13% 20%-26% 5% 8% -14% ~30%-50% 0%

RECRO

State-of-the-Art Facilities

Development		Commercial

Recro – San Diego



- Located in San Diego, CA
- Size: 24,500 ft^2
- ~65 FTEs
- Opened 2014
- Current capacity (single shift): ~30-40%[1]
- State of the art facility, FDA and FDB (CA) inspected

San Diego performs development work, focusing on Advanced Dosage Forms – Development Services (aseptic fill / finish, inhalation, etc.)

California is the #1 state for life sciences VC investment[2]

Recro – Chestnut Facility



- Located in Gainesville, GA
- Size: 24,000 ft^2
- ~30 FTEs
- Opened 2018
- Current capacity (single shift): ~30-40%
- Leased through 2025 with renewal options

Chestnut performs development and cGMP (pre-commercial) development manufacturing "work before tech transfer to Gould site. High potency commercial production remains at Chestnut

Recro – Gould Facility



- Located in Gainesville, GA
- Size: 97,000 ft^2 on ~150 acres
- ~170 FTEs
- Opened ~1985
- Current capacity (single shift): ~50%
- Facility and site fully owned

Significant experience transitioning projects from late-phase development to robust, long-term commercial production

(1) Excludes new vial filler and lyophilizer services.
(2) Source: California Life Science Association and PWC's *California Life Sciences Report 2020.*

18

RECRO

Highly Experienced Management Team and Talented Workforce to Drive Future Growth

Management Overview

Name and Title	Years' Experience	Select Prior Experience	
David Enloe Chief Executive Officer	25+	Aji Bio-Pharma	Lonza
Ryan Lake Chief Financial Officer	20+	DSM	Deloitte.
Scott Rizzo SVP Operations	25+	Roche	Barrier Therapeutics
Tim Bourque VP, Operations & Site Head, San Diego	20+	Aji Bio-Pharma	Lonza
Robert Giannini, Ph.D. VP, Innovation	30+	IRISYS	Watson
Cristin Grove VP, Sales	25+	Pfizer	Pfizer
Shazib Jamil VP, Supply Chain	20+	Roche	Barrier Therapeutics
Carla Lusby VP, Finance	20+	DSM	Kensey Nash
Erica Raether, PHR, MA HRM VP, People, Culture & ESG	~20	Aji Bio-Pharma	BREG
Louis Scotti VP, Business Development	~25	IRISYS	ARENA
Richard Sidwell, Ph.D. VP, Chief Scientific Officer	25+	elan	Alkermes
David Smithwick VP, Technical Operations	~25	ThermoFisher Scientific	Patheon
Sherida Vandiver VP, Quality	30+	elan	Alkermes
R. Wayne Wiley VP, Regulatory Affairs & Pharmacovigilance	30+	elan	Alkermes

Workforce Overview

- Total workforce of ~285 FTEs after filling open positions
- Highly educated team
  - ~25% hold Ph.D.'s and other advanced scientific degrees
  - ~65% hold Bachelor's degree or higher
- Average employee tenure: ~8 years
- Employee turnover believed to be well below industry average
- Experienced management team with an average of >9 years of experience at Recro

Employees by Function(1)



16%
25%
20%
23%
16%
Quality (QC / QA)
Other Indirect
Manufacturing / Packaging
Development
Support

(1) As of January 2022.
(2) Other indirect includes warehouse, materials management, facilities, validation, site services, and regulatory affairs.
(3) Support includes finance, admin, IT, HR, and BD.

19

Successful inspection history with FDA, FDB, DEA, and Foreign Health Ministries. Regular Quality audits by clients and consultants. Strong Compliance and Inspection History 8 DEA inspections over 10 years 11 FDA audits since 2006 7 Foreign Health Ministries audits over 15 years 2 Quality Audits per Month 10 PAI’s with 3 Waived FDA Agencies include: ANVISA Danish Inspectorate Turkish MOH 20

RECRO

Financial Highlights

Revenue and cash flow positive contract development and manufacturing (CDMO) business

Q4 2021 Financial Results

- Revenues were $22.3M, an increase of 125% from Q4 2020
- EBITDA, as adjusted[1] was $3.2M, an increase from $0.3 million in Q4 2020
- Gross margin was 30%

2021 Financial Results

- Revenues were $75.4M, an increase of 13% from 2020
- EBITDA, as adjusted[1] was $16.6M, an increase of 19% from 2020
- Gross margin was 26%, an increase from 19% in 2020
- 12/31/21 cash and cash equivalents balance of $25.2M compared to cash and cash equivalents of $23.8M on 12/31/20
- 12/31/21 outstanding debt principal balance of $100M plus a Sellers Note of $6M from the IriSys acquisition, a reduction of $10M since prior year end
- Q4 2021 Debt to TTM EBTIDA leverage ratio of ~5.0 compared to 4.7 in Q4 2020

- We continue to execute our newly-implemented strategy and have seen early and impressive results
- Today we have a stronger, more diverse customer base and we continue to make progress toward achieving sustainable profitability and growth
- Our financial status has improved since the end of fiscal 2020 with the completion of a successful financing along with the restructuring and reduction of the company's outstanding credit facility with Athyrium
- Our team continues to strengthen, bringing superb CDMO and sales experience, as well as other talent critical to building an exceptional organization
- Recro continues to expand and enhance its competencies with the addition CTS capabilities, including clinical-scale sachet and blister packaging for clinical trial pharmaceuticals, and authorization to provide drug product to support the Europe-based clinical trial efforts of its customers

Full Year 2022 Forecasted Financial Results

- Revenue: $90 to $95 million, an increase of 20% - 26% from prior year
- Net Loss: $(13.2) to $(11.2) million
- EBITDA, as adjusted[1]: $16 to $18 million

(1) EBITDA, as adjusted is a non-GAAP financial measure. See reconciliation page 22 of presentation.

21

Reconciliation of Non-GAAP Financial Measures (unaudited) To supplement our financial results determined by U.S. generally accepted accounting principles (“GAAP”), we have disclosed in the tables below the following non-GAAP information about EBITDA, as adjusted. EBITDA, as adjusted, is net income or loss as determined under GAAP excluding interest, depreciation, amortization, non-cash stock-based compensation, charges related to reductions in force and costs related to the acquisition and integration of IriSys as well as the impact of Accounting Standards Update 2014-09 in order to remove the impact of the timing of revenue recognized from profit-sharing arrangements upon transfer of control of the product, which more closely aligns revenue with expected cash receipt. We believe that non-GAAP financial measures are helpful in understanding our business as it is useful to investors in allowing for greater transparency of supplemental information used by management. EBITDA, as adjusted, is used by investors, as well as management in assessing our performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Further, Non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared. In 2020, two reductions in force were executed that affected approximately 15% of the work force and were driven by lower commercial volumes. To exclude the impact of Accounting Standards Update 2014-09, "Revenue Recognition," related to non-cash changes in our contract asset. Costs related to the acquisition and integration of IriSys. In October 2020, the Company submitted a forgiveness application for its note under the Paycheck Protection Program of the Coronavirus Aid, Relief and Economic Security Act of 2020. In June 2021, the PPP Note and all accrued interest thereon was forgiven. Upon receiving the decision, the Company recorded a gain on extinguishment of debt for the forgiveness of $3,316 of principal and $36 of accrued interest. Fourth Quarter Results: Full Year 2020, 2021 and 2022 Guidance: